UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 3, 2006

Online Resources Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-26123	52-1623052
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4795 Meadow Wood Lane, Suite 300, Chantilly, Virginia		20151
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-653-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 3, 2006 pursuant to the terms of the Agreement and Plan of Merger dated May 5, 2006 as thereafter amended and restated, Online Resources Corporation (the "Corporation") and its wholly-owned subsidiary, Online Resources Acquisition Co., completed the merger (the "Merger") under which the Corporation acquired all of the outstanding stock of Princeton eCom Corporation, a Delaware corporation, for a cash acquisition price of $180 million with an additional $10 million payable to the Princeton eCom shareholders if certain condition subsequent are satisfied. Of the initial $180 million, $14.4 million has been escrowed to cover indemnification claims, if any, that may arise in favor of the Corporation within one year from the closing of the Merger.

On July 3, 2006, in order to raise part of the funds required to complete the Merger, the Corporation closed (i) a $85 million credit facility and (ii) sold $75 million of shares of its newly designated Series A-1 Preferred Stock. Under the credit facility, Special Value Expansion Fund, LLC and Special Value Opportunities Fund, LLC, both affiliates of Tennenbaum Capital, LLC, purchased the Corporation’s five year senior secured notes bearing interest at Libor plus 7%. Interest under the notes is payable quarterly and principal is due on July 2, 2011.

The same two affiliates of Tennenbaum Capital also purchased 75,000 shares of Series A-1 Preferred Stock at a price of $1,000 per share. The shares are initially convertible at a rate of $16.22825 per share or 4,621,570 shares in the aggregate. Although the shares have anti-dilution protection, in no event can the number of shares issued upon conversion exceed 5,102,986 shares. Although as initially reported in the Corporation’s Form 8-K filed on May 8, 2006, the shares were to have an 8% cumulative preferred dividend, the rights of the shares, as finally determined, have no current dividend right. Instead, the liquidation preference value of the shares increases at the rate of 8% per annum of the original issuance price with an interest factor thereon based upon the iMoneyNet First Tier Institutional Average. This 8% per annum increase is convertible, but the Corporation maintains the right to avoid the conversion of this increase and instead pay it in cash. The shares are subject to put and call rights following the seventh year anniversary of their issuance at 115% of the original issue price plus the 8% per annum increase with the interest factor thereon.

Item 3.02 Unregistered Sales of Equity Securities.

As reported under item 2.01, the Corporation has issued and sold 75,000 shares of its newly designated shares of $0.01 par value Series A-1 Preferred Stock at an aggregate purchase price of $75 million to Special Value Expansion Fund, LLC and Special Value Opportunities Fund, LLC, both affiliates of Tennenbaum Capital, LLC. Lehman Brothers, Inc. obtained a 5% commission on the sale of these shares. The Corporation relied upon Rule 506 of Regulation D of the Securities Act of 1933, as amended, in connection with the issuance of these shares.

As noted, above, the shares are convertible at a rate of $16.22825 per share. The anti-dilution rights of the shares are based upon a weighted average price of shares issued below the conversion price; provided, however, shares issued in connection with compensatory equity grants, shares issued above $12.9826 and other issuances as set forth in the certificate of designations that establishes the rights and preferences of the shares of Series A-1 Preferred Stock are excluded from the anti-dilution protections. The Corporation can require the conversion of the shares if the 30 day volume weighted closing price per share of the Corporation’s common stock is at least 165% of the initial conversion price.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 3, 2006, the Corporation filed with the Delaware Secretary of State a Certificate of Designations authorizing and designating the rights and preferences of the Corporation’s $0.01 par value 75,000 shares of Series A-1 Preferred Stock. Such shares were designated from the 2,702,500 remaining shares of preferred stock reserved for issuance under the Corporation’s amended and restated certificate of incorporation.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by this Item will be filed by amendment not later than 71 calendar days after the date that this Report on Form 8-K was due to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this Item will be filed by amendment not later than 71 calendar days after the date that this Report on Form 8-K was due to be filed.

(d) Exhibits.

2.1 Agreement and Plan of Merger among Online Resources Corporation, Online Resources Acquisition Co., its wholly-owned subsidiary and Princeton eCom Corporation dated May 5, 2006 (incorporated by reference from the Corporation's Form 8-K filed on May 8, 2006 with the Securities and Exchange Commission)

3.1 Certificate of Designations designating the rights and preferences of 75,000 shares of $0.01 par value preferred stock as Series A-1 Preferred Stock

10.1 Equity Purchase Agreement dated July 3, 2006 by and among Online Resources Corporation and the purchasers named therein (as to the sale of 75,000 shares of Series A-1 Preferred Stock)

10.2 Credit Agreement dated July 3, 2006 by and among Online Resources Corporation and the lenders named therein (as to the issuance of $85 million of five year senior secured notes)

10.3 Form of Promissory Note issued under Credit Agreement dated July 3, 2006

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Online Resources Corporation

July 3, 2006	By:	Catherine A. Graham

Name: Catherine A. Graham
Title: Executive Vice President, Chief Financial Officer and Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Designations designating the rights and preferences of 75,000 shares of $0.01 par value preferred stock as Series A-1 Preferred Stock
10.1	Equity Purchase Agreement dated July 3, 2006 by and among Online Resources Corporation and the purchasers named therein (as to the sale of 75,000 shares of Series A-1 Preferred Stock)
10.2	Credit Agreement dated July 3, 2006 by and among Online Resources Corporation and the lenders named therein (as to the issuance of $85 million of five year senior secured notes)
10.3	Form of Promissory Note issued under Credit Agreement dated July 3, 2006